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                                                                  Exhibit 10.2

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

          This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment"), dated as of March 22, 2004, by and among Sotheby's Holdings, Inc., a Michigan corporation ("Holdings"), Sotheby's, Inc., a New York corporation ("Sotheby's, Inc."), Sotheby's Financial Services, Inc., a Nevada corporation ("SFS Inc."), Sotheby's Financial Services California, Inc., a Nevada corporation ("SFS California"), Oberon, Inc., a Delaware corporation ("Oberon"), Theta, Inc., a Delaware corporation ("Theta"), Sotheby's Ventures, LLC, a New York limited liability company ("Ventures LLC"), Oatshare Limited, a company registered in England ("Oatshare"), Sotheby's, a company registered in England ("Sotheby's U.K."), and Sotheby's Financial Services Limited, a company registered in England ("SFS Ltd." and, collectively with Holdings, Sotheby's, Inc., SFS Inc., SFS California, Oberon, Theta, Ventures LLC, Oatshare and Sotheby's U.K., the "Borrowers"), General Electric Capital Corporation, a Delaware corporation ("GE Capital"), as a Lender, as the Fronting Lender and as Agent for the Lenders (in such capacity, "Agent"), and the other Lenders, amends that certain Credit Agreement dated as of March 4, 2004 (as so amended, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the Credit Agreement.

                                    RECITALS

          A. The Borrowers have requested that the Lenders amend the Credit Agreement as set forth herein.

          B. The Lenders have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement.

          C. GE Capital has agreed, on the terms and conditions set forth below, to become the Fronting Lender under (as defined in) the Credit Agreement as amended hereby.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the continued performance by the Borrowers and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the other Credit Parties signatory hereto, the Lenders, the Fronting Lender and Agent hereby agree as follows:

          1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 of this Amendment, the Credit Agreement is hereby amended as follows:

          (a) The Credit Agreement is hereby amended to incorporate solely the blacklined changes shown on the marked pages attached hereto as Exhibit A.





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          (b) Annex A to the Credit Agreement is hereby amended to incorporate solely the blacklined changes shown on the marked pages attached hereto as Exhibit B.

          (c) Annex B to the Credit Agreement is hereby amended to incorporate solely the blacklined changes shown on the marked pages attached here to as Exhibit C.

          (d) The Credit Agreement is hereby amended by removing Exhibit 1.1(a)(ii)-B to the Credit Agreement and replacing it with Exhibit D to this Amendment.

          (e) The Credit Agreement is hereby amended to attach thereto as
Exhibit 1.1(a)(ii)-C the form of Fronting Lender Note attached hereto as Exhibit E.

          (f) Exhibit 1.1(b)(ii) to the Credit Agreement is hereby (i) renumbered as Exhibit 1.1(b)(ii)-A to the Credit Agreement and (ii) relabeled as "Form of Swing Line Note (U.S. Borrowers)".

          (g) The Credit Agreement is hereby amended to attach thereto as
Exhibit 1.1(b)(ii)-B the form of Swing Line Note (U.K. Borrowers) attached hereto as Exhibit F.

          2. Effectiveness of this Amendment; Conditions Precedent. The provisions of Paragraph 1 of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon Agent's receipt of (i) a counterpart of this Amendment executed and delivered by duly authorized officers of each Borrower, each Credit Party, the Fronting Lender, the Requisite Lenders and Agent, (ii) an originally-executed copy of the Fronting Lender Note executed by each U.K. Borrower in accordance with Section 1.1(a)(ii) of the Credit Agreement and (iii) an originally-executed copy of a Swing Line Note executed by each U.K. Borrower in accordance with Section 1.1(b)(ii) of the Credit Agreement.

          3. Miscellaneous.

          (a) Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

          (b) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

          (c) Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, drafted or dictated such provision.

          (d) Complete Agreement; Conflict of Terms . This Amendment constitutes the complete agreement between the parties with respect to the subject matter hereof, and


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supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

          (e) Reaffirmation, Ratification and Acknowledgment; Reservation. Each Borrower and each Credit Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor Agent's, the Fronting Lender's, or any Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from such Borrower or such Credit Party with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and is hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of Agent, the Fronting Lender or the Lenders, or of any Default or Event of Default (whether or not known to Agent or the Lenders) under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by Agent and the Lenders. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

          (f) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          (g) Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. Each Borrower hereby represents and warrants to each Lender, the Fronting Lender and Agent that all authorizations, consents and approvals of such Borrower's board of directors and shareholders, and all other Persons, necessary to permit such Borrower to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended hereby, and to permit the Lenders, the Fronting Lender and the Agent to enforce such obligations, have been obtained.

          (h) No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not
(a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Agent, the Fronting Lender or any Lender under the Credit Agreement or any other Loan Document, (b)


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constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

          (i) Agent's Expenses. The Borrowers hereby jointly and severally agree to promptly reimburse Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

                                     ******


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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SOTHEBY'S HOLDINGS, INC.                 OATSHARE LIMITED


By: /s/ William S. Sheridan              By: /s/ George Bailey
    ----------------------------------       -----------------------------------
Name: William S. Sheridan                Name: George Bailey
Title: Chief Financial Officer           Title: Director

SOTHEBY'S, INC.                          SOTHEBY'S

By: /s/ William S. Sheridan              By: /s/ George Bailey
    ----------------------------------       -----------------------------------
Name: William S. Sheridan                Name: George Bailey
Title: Executive Vice President          Title: Director

SOTHEBY'S FINANCIAL SERVICES, INC.       SOTHEBY'S FINANCIAL SERVICES LIMITED
SOTHEBY'S FINANCIAL SERVICES
   CALIFORNIA, INC.                      By: /s/ George Bailey
OBERON, INC.                                 -----------------------------------
THETA, INC.                              Name: George Bailey
SOTHEBY'S VENTURES, LLC                  Title: Director

By: /s/ William S. Sheridan
    ----------------------------------
Name: William S. Sheridan
Title: Vice President

                                Signature Page to
                                 Amendment No. 1





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                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as Agent, a Lender and the Fronting
                                         Lender


                                         By:    Phillip Carfora
                                             -----------------------------------
                                                Duly Authorized Signatory





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Acknowledged and Agreed
as of the date first above written:

SOTHEBYS.COM LLC, as a Credit Party


By: /s/ William S. Sheridan
    ----------------------------------
Name: William S. Sheridan
Title: Senior Vice President

SOTHEBY'S FINE ART HOLDINGS, INC.
SOTHEBY'S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY'S THAILAND, INC.
SOTHEBY'S HOLDINGS INTERNATIONAL, INC.
SOTHEBY'S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC,
each as a Credit Party


By: /s/ William S. Sheridan
    ----------------------------------
Name: William S. Sheridan
Title: Vice President

                               Signature Page to
                                 Amendment No. 1





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                                    EXHIBIT A

                                  See attached.





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                                    EXHIBIT B

                                  See attached.





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                                    EXHIBIT C

                                  See attached.





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                                    EXHIBIT D

                                  See attached.





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                                    EXHIBIT E

                                  See attached.





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                              EXHIBIT 1.1(a)(ii)-C
                                       to
                                CREDIT AGREEMENT
                          FORM OF FRONTING LENDER NOTE

                                  See attached.





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                                    EXHIBIT F

                                  See attached.





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                              EXHIBIT 1.1(b)(ii)-B
                                       to
                                CREDIT AGREEMENT
                             FORM OF SWING LINE NOTE
                                (U.K. BORROWERS)

                                  See attached.